Exhibit 99.2

Erie Indemnity Company
Consolidated Statements of Operations
(dollars in millions, except per share data)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2012	2011	2012	2011
Revenues	(Unaudited)
Premiums earned	$1,160	$1,076	$4,493	$4,214
Net investment income	112	107	438	433
Net realized investment gains (losses)	60	230	418	(4)
Net impairment losses recognized in earnings	0	(2)	0	(2)
Equity in earnings (losses) of limited partnerships	32	(1)	131	149
Other income	8	8	32	34
Total revenues	1,372	1,418	5,512	4,824
Benefits and expenses
Insurance losses and loss expenses	909	720	3,480	3,444
Policy acquisition and underwriting expenses	298	273	1,133	1,022
Total benefits and expenses	1,207	993	4,613	4,466
Income from operations before income taxes and noncontrolling interest	165	425	899	358
Provision for income taxes	46	144	280	90
Net income	119	281	619	268

Less: Net income attributable to noncontrolling interest in consolidated entity – Exchange	89	255	459	99
Net income attributable to Indemnity	$30	$26	$160	$169

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.63	$0.55	$3.38	$3.45
Class A common stock – diluted	$0.56	$0.49	$2.99	$3.08
Class B common stock – basic and diluted	$94	$82	$505	$522

Weighted average shares outstanding attributable to Indemnity – Basic
Class A common stock	47,006,247	47,982,703	47,357,836	48,875,316
Class B common stock	2,543	2,546	2,544	2,546

Weighted average shares outstanding attributable to Indemnity – Diluted
Class A common stock	53,193,844	54,164,824	53,547,833	55,057,437
Class B common stock	2,543	2,546	2,544	2,546

Dividends declared per share
Class A common stock	$2.5925	$0.5525	$4.25	$2.0975
Class B common stock	$388.8750	$82.8750	$637.50	$314.6250

Erie Indemnity Company
Results of the Erie Insurance Group's operations by interest (Unaudited)
(in millions)

		Indemnity shareholder interest			Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
		Three months ended December 31,			Three months ended December 31,		Three months ended December 31,		Three months ended December 31,
	Percent	2012	2011	Percent	2012	2011	2012	2011	2012	2011
Management operations:
Management fee revenue, net	100.0%	$275	$251		$—	$—	$(275)	$(251)	$—	$—
Service agreement revenue	100.0%	8	8		—	—	—	—	8	8
Total revenue from management operations		283	259		—	—	(275)	(251)	8	8
Cost of management operations	100.0%	249	225		—	—	(249)	(225)	—	—
Income from management operations before taxes		34	34		—	—	(26)	(26)	8	8
Property and casualty insurance operations:
Net premiums earned		—	—	100.0%	1,143	1,060	—	—	1,143	1,060
Losses and loss expenses		—	—	100.0%	883	696	(1)	(1)	882	695
Policy acquisition and underwriting expenses		—	—	100.0%	321	296	(29)	(29)	292	267
(Loss) income from property and casualty insurance operations before taxes		—	—		(61)	68	30	30	(31)	98
Life insurance operations: (1)
Total revenue		—	—	100.0%	45	43	(1)	(1)	44	42
Total benefits and expenses		—	—	100.0%	33	31	0	0	33	31
Income from life insurance operations before taxes		—	—		12	12	(1)	(1)	11	11
Investment operations:
Net investment income		4	4		87	83	(3)	(3)	88	84
Net realized gains on investments		1	2		56	227	—	—	57	229
Net impairment losses recognized in earnings		0	0		0	(1)	—	—	0	(1)
Equity in earnings (losses) of limited partnerships		5	1		27	(5)	—	—	32	(4)
Income from investment operations before taxes		10	7		170	304	(3)	(3)	177	308
Income from operations before income taxes and noncontrolling interest		44	41		121	384	—	—	165	425
Provision for income taxes		14	15		32	129	—	—	46	144
Net income		$30	$26		$89	$255	$—	$—	$119	$281

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Results of the Erie Insurance Group's operations by interest
(in millions)

		Indemnity shareholder interest			Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
		Years ended December 31,			Years ended December 31,		Years ended December 31,		Years ended December 31,
	Percent	2012	2011	Percent	2012	2011	2012	2011	2012	2011
Management operations:
Management fee revenue, net	100.0%	$1,157	$1,067		$—	$—	$(1,157)	$(1,067)	$—	$—
Service agreement revenue	100.0%	31	33		—	—	—	—	31	33
Total revenue from management operations		1,188	1,100		—	—	(1,157)	(1,067)	31	33
Cost of management operations	100.0%	983	892		—	—	(983)	(892)	—	—
Income from management operations before taxes		205	208		—	—	(174)	(175)	31	33
Property and casualty insurance operations:
Net premiums earned		—	—	100.0%	4,422	4,149	—	—	4,422	4,149
Losses and loss expenses		—	—	100.0%	3,384	3,349	(5)	(5)	3,379	3,344
Policy acquisition and underwriting expenses		—	—	100.0%	1,284	1,178	(182)	(183)	1,102	995
Loss from property and casualty insurance operations before taxes		—	—		(246)	(378)	187	188	(59)	(190)
Life insurance operations: (1) (2)
Total revenue	21.6%(2)	—	10	78.4%(2)	178	167	(2)	(2)	176	175
Total benefits and expenses	21.6%(2)	—	7	78.4%(2)	132	120	0	0	132	127
Income from life insurance operations before taxes		—	3		46	47	(2)	(2)	44	48
Investment operations:
Net investment income		16	16		338	335	(11)	(11)	343	340
Net realized gains (losses) on investments		5	3		404	(20)	—	—	409	(17)
Net impairment losses recognized in earnings		0	0		0	(1)	—	—	0	(1)
Equity in earnings of limited partnerships		15	26		116	119	—	—	131	145
Income from investment operations before taxes		36	45		858	433	(11)	(11)	883	467
Income from operations before income taxes and noncontrolling interest		241	256		658	102	—	—	899	358
Provision for income taxes		81	87		199	3	—	—	280	90
Net income		$160	$169		$459	$99	$—	$—	$619	$268

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)    Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity's 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of EFL's life insurance results accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

Erie Indemnity Company
Reconciliation of Operating Income to Net Income

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest.  Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations.  It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses.  Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations.  We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder Interest		Indemnity Shareholder Interest
	Three months ended December 31,		Years ended December 31,
(in millions, except per share data)	2012	2011	2012	2011
	(Unaudited)
Operating income attributable to Indemnity	$29	$25	$157	$167
Net realized gains and impairments on investments	1	2	5	3
Income tax expense	0	(1)	(2)	(1)
Realized gains and impairments, net of income taxes	1	1	3	2
Net income attributable to Indemnity	$30	$26	$160	$169

Per Indemnity Class A common share-diluted:
Operating income attributable to Indemnity	$0.54	$0.47	$2.92	$3.04
Net realized gains and impairments on investments	0.02	0.03	0.10	0.06
Income tax expense	0.00	(0.01)	(0.03)	(0.02)
Realized gains and impairments, net of income taxes	0.02	0.02	0.07	0.04
Net income attributable to Indemnity	$0.56	$0.49	$2.99	$3.08

Erie Indemnity Company
Consolidated Statements of Financial Position
(in millions)

	December 31, 2012	December 31, 2011
Assets
Investments – Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$452	$548
Equity securities	55	25
Trading securities, at fair value	0	27
Limited partnerships	180	208
Other invested assets	1	1
Investments – Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,707	7,292
Equity securities	945	564
Trading securities, at fair value	2,417	2,308
Limited partnerships	1,037	1,082
Other invested assets	20	19
Total investments	12,814	12,074

Cash and cash equivalents (Exchange portion of $388 and $174, respectively)	400	185
Premiums receivable from policyholders – Exchange	1,062	976
Reinsurance recoverable – Exchange	168	166
Deferred income taxes – Indemnity	37	19
Deferred acquisition costs – Exchange	504	487
Other assets (Exchange portion of $339 and $322, respectively)	456	441
Total assets	$15,441	$14,348

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$515	$455
Exchange liabilities
Losses and loss expense reserves	3,598	3,499
Life policy and deposit contract reserves	1,708	1,671
Unearned premiums	2,365	2,178
Deferred income taxes	365	147
Other liabilities	99	105
Total liabilities	8,650	8,055

Indemnity's shareholders’ equity	642	781

Noncontrolling interest in consolidated entity – Exchange	6,149	5,512
Total equity	6,791	6,293
Total liabilities, shareholders’ equity and noncontrolling interest	$15,441	$14,348